UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

GigOptix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333- 153362	26- 2439072
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 Geng Road Suite 250, Palo Alto, CA	94303
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02	Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 22, 2010, GigOptix, Inc. (the “Company”) issued a press release announcing its financial results for its second fiscal quarter ended July 4, 2010. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On July 22, 2010, the Company held a conference call and webcast to announce its financial results for its second fiscal quarter ended July 4, 2010. The conference call transcript is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated July 22, 2010.

99.2	Script of conference call and webcast held on July 22, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

Date: July 28, 2010

	By:	/S/ AVISHAY KATZ
	Name:	Dr. Avishay Katz
	Title:	Chief Executive Officer